Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT dated as of November 10, 2011 (this “Amendment”), to the Restated Credit Agreement dated as of August 11, 2005, as amended and restated as of June 9, 2009, as further amended by the First Refinancing Amendment dated as of January 31, 2011 and the Second Refinancing and Incremental Amendment dated as of March 11, 2011 (as previously amended, the “Credit Agreement”), among SUNGARD DATA SYSTEMS INC. (the “Company”), SUNGARD HOLDCO LLC (“Holdings”), the Overseas Borrowers from time to time party thereto (the “Overseas Borrowers” and, together with the Company, the “Borrowers”), the Lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent, Swing Line Lender and L/C Issuer.

RECITALS

Section 10.01 of the Credit Agreement permits the Borrowers and the Required Lenders to enter into amendments or waivers to the Credit Agreement, and the Required Lenders and the Borrowers desire to amend the Credit Agreement on the terms set forth herein.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

Amendments

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of the Credit Agreement. Effective as of the Third Amendment Effective Date the Credit Agreement is hereby amended by replacing subclause (C) of subclause (iii) of the proviso to clause (b) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement with the following:

“(C) for purposes of determining the Total Leverage Ratio or Interest Coverage Ratio only, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, or closed, by the Company or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a

“Sold Entity or Business”), based on the actual Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer or disposition.”.

SECTION 1.03. Amendment Effectiveness. The Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) Lenders that constitute at least the Required Lenders and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

The Administrative Agent shall notify the Borrowers and the Lenders of the Third Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof: (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as

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modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 10.17 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse each of the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

SUNGARD DATA SYSTEMS INC.,

BY:	/S/ RICHARD J. OBETZ
	NAME:	RICHARD J. OBETZ
	TITLE:	VICE PRESIDENT, FINANCE and TREASURER

SUNGARD HOLDCO LLC,

BY:	/S/ RICHARD J. OBETZ
	Name:	RICHARD J. OBETZ
	Title:	VICE PRESIDENT

SUNGARD UK HOLDINGS LIMITED,

BY:	/S/ RICHARD J. OBETZ
	Name:	RICHARD J. OBETZ
	Title:	DIRECTOR

[Third Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

BY:	/S/ ANN B. KERNS
NAME: ANN B. KERNS
TITLE: VICE PRESIDENT

[Third Amendment]

To approve the Third Amendment:

Name of Lender:

by
Name:
Title:

For any Lender that requires a second signature line:

by
Name:
Title: